Exhibit 99.1

Investor Presentation June 8, 2022 Sensing Reimagined TM © Aeluma, Inc. All Rights Reserved.

Forward Looking Statements This presentation contains summary information about Aeluma, Inc . (“Aeluma”) as of the date hereof . The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of Aeluma . It does not purport to be complete . This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction . It is for informational purposes only . This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision . A recipient must make their own independent investigations, consideration and evaluation of Aeluma and the offer and Aeluma recommends that investors should obtain their own professional advice before making any investment decisions in the company . This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933 , as amended . This document has been prepared based on information available at the time of presentation . No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness . To the maximum extent permitted by law, neither Aeluma nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person . Some of the statements appearing in this presentation are in the nature of forward looking statements . You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties . Those risks and uncertainties include factors and risks specific to the industry in which Aeluma operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond Aeluma's control . As a result, any or all of the Aeluma’s forward - looking statements in this presentation may turn out to be inaccurate . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason . © Aeluma, Inc. All Rights Reserved.

At a Glance Enabling the future of automation with high performance sensors Overview © Aeluma, Inc. All Rights Reserved. Aeluma is a semiconductor company specializing in scalable, cost - effective sensor technologies for advanced LiDAR solutions. Corporate Headquarters : Goleta, California (Infrared Capital of the World) Founded : 2019 Employees : 10 (including five PhDs with 70+ years experience) Highlights Broad and defendable intellectual property portfolio World - class technical team Highly experienced advisors and seed investors including Nobel Laureate Shuji Nakamura Went public through Form 10 Reverse Merger in June 2021 with $8M raise and awaiting approval of 15c2 - 11 and DTC eligibility to commence trading

Aeluma's Initial Focus on Automotive LiDAR

Aeluma™

- LiDAR is essential for Autonomous Driving and Advanced Driver Assistance Systems (ADAS).[1]
- Mid- and long-range LiDAR sensors require InGaAs-based receivers[2], however, InGaAs manufacturing is expensive and low volume therefore preventing scaling and broad adoption.[3]


Cost
940nm
Silicon detectors
1064nm
InGaAs detectors
1550nm
InGaAs detectors
Increasing range and performance

LiDAR: Light detection and ranging
InGaAs: Indium Gallium Arsenide
Si: Silicon

Note: Outcomes cannot be guaranteed. Range and cost estimates are not based on actual data.
Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i-microwaves.com

1. https://www.iihs.org/news/detail/pedestrian-crash-avoidance-systems-cut-crashes--but-not-in-the-dark
2. C. Rablau, "LIDAR – A new (self-driving) vehicle for introducing optics to..." ETOP 2019, paper 11143_138.
3. https://www.mdpi.com/2076-3417/9/19/4093

© Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. LiDAR: Light detection and ranging InGaAs: Indium Gallium Arsenide Si: Silicon Note: Outcomes cannot be guaranteed. Range and cost estimates are not based on actual data. Sources of images: blog.laserto.com; novuslight.com; techcrunch.com; i - microwaves.com Aeluma’s Goal: To Provide Increased Visibility and Longer Range Cost Effectively Manufacturing high - performance InGaAs photodetector arrays at Silicon cost levels Aeluma’s disruptive InGaAs - on - Si is scalable, cost - effective, and doesn’t sacrifice performance.

© Aeluma, Inc. All Rights Reserved. InP: Indium Phosphide SPAD: Single - photon avalanche diode Note: Outcomes cannot be guaranteed. Metrics values are not based on actual data and are provided for qualitative illustration purposes only. Aeluma Outperforms the Competition Technology Comparison Aeluma’s technology enables high performance with scalable, cost - effective manufacturing.

Market: Automotive OEM LiDAR Demand is Increasing Nissan Motor Corporation : “Nissan aims to expand ProPILOT technology to over 2 . 5 million Nissan and INFINITI vehicles by fiscal year 2026 . The company will also further develop its autonomous vehicle technologies, aiming to incorporate next generation LIDAR systems on virtually every new model by fiscal year 2030 .” https://usa.nissannews.com/en - US/releases/nissan - unveils - ambition - 2030 - vision - to - empower - mobility - and - beyond © Aeluma, Inc. All Rights Reserved.

Market: Automotive OEM LiDAR Demand is Increasing “The fully electric successor to Volvo Cars’ XC 90 , to be revealed in 2022 , will come with state - of - the - art sensors, including LiDAR technology . ” https:// www.media.volvocars.com/us/en - us/media/pressreleases/283443 © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Aeluma’s technology can support this level of scale. 1. https:// www.bloomberg.com/press - releases/2022 - 05 - 31/lidar - market - size - to - be - worth - 4 - 71 - billion - by - 2030 - grand - view - research - inc; 2. AEye Presentation, LD Micro Invitational 2022; 3. www.idc.com Note: Outcomes cannot be guaranteed. Initial target markets Future potential markets LiDAR for Automotive and Industrial 2030 TAM: $5B - $42B 1,2 2024 Market Projections 3 113 million automotive vehicles 131 million tablets 1.73 billion mobile phones Aiming to Service a Broad Market High Performance Imaging for a Variety of Markets

Aeluma's Technology Breakthrough

Scalable, Cost Effective Manufacturing Enabled by Cutting-Edge Intellectual Property

Conventional manufacturing of InGaAs photodetector arrays





Non-scalable, manual and low throughput

16X wafer area

Moving from 3-inch to 12-inch wafers

Aeluma high performance InGaAs photodetector arrays with Silicon manufacturing







- ✓ Highly automated and ability to produce many arrays per wafer
- ✓ 10X lower manufacturing cost for mass market applications

© Aeluma, Inc. All Rights Reserved.

Note: Outcomes cannot be guaranteed.

● Located in Goleta, California High - Tech Corridor ● In the heart of the Infrared Capital of the World ● 9,000 sq. ft. space with cleanroom facility ● Close to University of California Santa Barbara Aeluma’s Headquarters Facility with manufacturing cleanroom in ideal location for development © Aeluma, Inc. All Rights Reserved.

Aeluma’s Cost - Effective Scalable Manufacturing Unique 12 - inch Wafer Capability and Strong Intellectual Property ● Commercial 12 - inch state - of - the - art MOCVD tool ● Set up for cassette loading production ● One of only a few such tools worldwide ● Extensive patent protection and trade secrets © Aeluma, Inc. All Rights Reserved.

World's First

Direct Growth **InGaAs-on-Si** Detector Array Prototype

Aeluma™

Top-Illuminated Mesa Device Pixel


InGaAs
Sensor
Silicon substrate

Imaging Detector Array Prototype



Captured and Processed Image



- World's first InGaAs imaging detector array realized directly on Silicon
- Performance on Silicon similar to that on conventional InP

Demonstration performed with small Silicon wafer and is transferable to large Silicon wafers for cost-effective manufacturing

Smmary of Performance Data


Pixel diameter = 20 μm
Pixel diameter = 30 μm
Pixel diameter = 40 μm
μ = 1.2 nA
σ = 0.45 nA
yield = 87%
μ = 3.4 nA
σ = 0.85 nA
yield = 100%
μ = 3.8 nA
σ = 0.55 nA
yield = 100%
μ = 3.2 nA
σ = 0.9 nA
yield = 95%
μ = 5.7 nA
σ = 1.1 nA
yield = 100%
μ = 8.2 nA
σ = 2.3 nA
yield = 84%
Dark current (A)
Bias voltage (V)
Photocurrent (mA)
Optical power (mW)

Reference to university research: B. Song, et al., CLEO 2021 (UCSB).
Internal testing, no third party verification. Past results are not a guarantee of future results.

© Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Aeluma’s Go - to - Market Strategy: Partner with strategic system integrators, Tier 1 automotive suppliers, and semiconductor foundries to implement Aeluma’s technology in LiDAR sensor products Note: Outcomes cannot be guaranteed. Milestone Achievements and Traction Prepare facility Install and qualify equipment First 12 - inch wafer Prototype fabrication Deliver first engineering samples to customer Concept and early - stage demonstration 2019 2020 Seed Funding APO Q2 - 2021 Q3 - 2021 Q4 - 2021 Q1 - 2022 Q2 - 2022

Our Team Visionary Leadership and Seasoned Entrepreneurs Jonathan Klamkin, PhD Co - Founder & CEO Thomas Laux VP of Business Development David Field VP of Finance Lee McCarthy, PhD Co - Founder & COO Steven DenBaars, PhD Advisor & Seed Investor Shuji Nakamura, PhD Seed Investor Jeffrey Shealy, PhD, MBA Advisor & Seed Investor Richard Ogawa, JD Advisor & Seed Investor © Aeluma, Inc. All Rights Reserved.

Our Board of Directors Highly Experienced Strategists and Finance Experts Steven DenBaars, PhD Advisor & Seed Investor / Director Palvi Mehta Director Jonathan Klamkin, PhD Co - Founder & CEO / Director John Paglia, PhD Director © Aeluma, Inc. All Rights Reserved.

Aeluma™

Sensing Reimagined™

Summary:

Shares outstanding: 10,650,002
Post-Money Valuation at time of APO: ~$21.3M

Company Contact:

Jonathan Klamkin, CEO
Aeluma, Inc.
805-351-2707
jonathan.klamkin@aeluma.com

Investor Contact:

Robert Prag, President
The Del Mar Consulting Group, Inc.
858-794-9500
bprag@delmarconsulting.com

© Aeluma, Inc. All Rights Reserved.